EXECUTION COPY
                                                  FACILITY A (364-DAY)


                            AMENDMENT No. 1 (this "Amendment"),
                         dated as of June 30, 1997, to the 364-Day
                         Amended and Restated Credit Agreement (the
                         "Facility A Credit Agreement"), dated as of
                         July 1, 1996, among KUHLMAN CORPORATION, a
                         Delaware corporation (the "Borrower"); the
                         Guarantors referred to therein; the financial institutions from time to time party thereto (the "Lenders"); and THE CHASE MANHATTAN BANK, as swingline lender (in such capacity, the "Swingline Lender") and as agent for the Lenders (in such capacity, the "Administrative Agent").


               A.  The Borrower is party to (a) the above-
          referenced Facility A Credit Agreement and (b) a certain 5-Year Amended and Restated Credit Agreement (the
          "Facility B Credit Agreement") dated as of July 1, 1996, among the Borrower, the Guarantors, the Lenders, and The Chase Manhattan Bank, as Swingline Lender and Administrative Agent (together, the "Amended and Restated Credit Agreements").

               B. The Borrower has requested and the Administra-tive Agent and the Lenders have agreed to amend certain provisions of the Amended and Restated Credit Agreements in order to (a) extend the Maturity Date under the Facility B Credit Agreement until the fifth anniversary of the Amendment Effective Date, (b) extend the Conversion Date under the Facility A Credit Agreement an additional 364 days from the Existing Conversion Date pursuant to Section 2.21 thereof, (c) increase the aggregate principal amount available for Revolving Loans under the Facility B Credit Agreement from $125 million to $165 million and (d) increase the aggregate principal amount available for Swingline Loans under the Facility A Credit Agreement and the Facility B Credit Agreement from $10 million to $15 million.

               C.  The Borrower, the Administrative Agent and the
          Lenders have agreed to amend the Facility A Credit Agreement for the limited purposes described and on the terms and conditions set forth herein.

               D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.


               NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

               SECTION 1.  Amendment of Section 1.01.
          Section 1.01 of the Facility A Credit Agreement is hereby amended as follows:

               (a) The definition of "Amendment Effective Date" is hereby inserted in alphabetical order to read as follows:

               "'Amendment Effective Date' shall mean the date on which each condition to effectiveness set forth in
               Section 7 of Amendment No. 1 to this Agreement dated as of June 30, 1997, has been satisfied."

               (b) The definition of "Applicable Margin" is hereby amended and restated in its entirety to read as follows:

               "'Applicable Margin' shall mean, for any day, with respect to any Eurodollar Loan or Swingline Loan, as the case may be, the applicable percentage set forth below under the caption 'LIBOR Spread' or 'Swingline Spread', as the case may be, based upon the Leverage Ratio as set forth below:



          Leverage                         LIBOR          Swingline
          Ratio                            Spread         Spread
          ---------------------            ------         ---------

          Category 1
          Less than or equal to
          1.25                             0.3500         0.4125


          Category 2
          Greater than 1.25 but
          less than or equal to
          1.75                             0.4000         0.4625


          Category 3
          Greater than 1.75 but
          less than or equal to
          2.50                             0.5000         0.5625


          Category 4
          Greater than 2.50 but
          less than or equal to
          3.00                             0.6250         0.6875


          Category 5
          Greater than 3.00 but
          less than or equal to
          3.50                             0.7500         0.8125


          Category 6
          Greater than 3.50                1.2500         1.3125



          The Leverage Ratio utilized for purposes of determining the Eurodollar Spread and the Swingline Spread shall be that in effect as of the last day of the most recently completed fiscal quarter of the Borrower in respect of which financial statements have been delivered pursuant to this Agreement or the Existing Credit Agreement. Each change in the Appli-

          cable Margin resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Commitments outstanding on and after the date of delivery to the Administrative Agent of the applicable financial statements to the date of delivery of financial statements and certificates indicating another such change."

               (c) The definition of "Conversion Date" is hereby amended and restated in its entirety to read as follows:

               "'Conversion Date' shall mean June 29, 1998, as
            such date may be extended pursuant to Section 2.21."

               (d) The definition of "Effective Date" is hereby amended and restated in its entirety to read as follows:

               "'Effective Date' shall mean the Amendment
            Effective Date."

               SECTION 2.  Amendment of Section 2.05.  The first
          sentence of Section 2.05(a) of the Facility A Credit
          Agreement is hereby amended and restated in its entirety as follows:

               "The Borrower agrees to pay to each Lender, through the Administrative Agent, on the first day of January, April, July and October in each year, and on the date on which the Commitment of such Lender shall be terminated as provided herein, a commitment fee (a "Commitment Fee") equal to .125% per annum on the average daily unused amount of the Commitment of such Lender during the preceding quarter (or shorter period commencing with the date hereof or ending with the date on which the Commitment of such Lender shall have been terminated)."

               SECTION 3.  Amendment of Section 2.22(a).
          Section 2.22(a) of the Facility A Credit Agreement is hereby amended by deleting the first sentence therefrom and restating it in its entirety as follows:

               "(a) On the terms and subject to the conditions and relying upon the representations and warranties herein set forth, the Swingline Lender agrees, at any time and from time to time from and including the Effective Date to but excluding the earlier of (x) the Conversion Date and (y) the termination of the Commitments in accordance with the terms hereof, to make Swingline Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) $15,000,000 minus the aggregate amount of the swingline loans outstanding under the Facility B Credit Agreement at such time and (ii) the excess of the aggregate amount of the Commitments over the Aggregate Revolving Loan Exposure at such time."

               SECTION 4.  Amendment of Section 3.05.  Each
          reference in Section 3.05 of the Facility A Credit Agreement to "December 31, 1995" is hereby replaced with a reference to "December 31, 1996", and each reference in Section 3.05 of the Facility A Credit Agreement to "March 31, 1996" is hereby replaced with a reference to "March 31, 1997".

               SECTION 5.  Amendment of Schedules.
          (a) Schedule 2.01 to the Facility A Credit Agreement is hereby deleted and replaced with Schedule 2.01 to this Amendment.

               (b)  Schedule 3.08 to the Facility A Credit
          Agreement is hereby deleted and replaced with Schedule 3.08 to this Amendment.

               SECTION 6.  Representations and Warranties.  The
          Borrower represents and warrants as of the Amendment
          Effective Date to each of the Lenders and the Administrative
          Agent that:

               (a) This Amendment has been duly authorized, executed and delivered by the Borrower, and this Amendment is, and the Facility A Credit Agreement, as amended hereby, will upon the Amendment Effective Date be, the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (whether enforcement is sought by proceedings in equity or at law).

               (b) The representations and warranties set forth in Article III of the Facility A Credit Agreement, as amended hereby, are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

               (c) Immediately before and immediately after the effectiveness of this Amendment, no Event of Default or Default has occurred and is continuing.

               SECTION 7. Conditions to Effectiveness. This Amendment shall become effective as of and from the Amendment Effective Date when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of all the parties hereto and (b) each of the following conditions precedent shall have been satisfied in respect of this Amendment:

               (i) the Borrower shall have requested Borrowings under the Facility A Credit Agreement or the Facility B Credit Agreement to be made on the Amendment Effective Date immediately after the effectiveness of this Amend-ment in a principal amount equal to the aggregate principal amount of the Loans to be outstanding on such date immediately prior to the effectiveness of this Amendment (the "Outstanding Loans"), and arrangements shall have been made for the proceeds of such Borrowings to be applied on the Amendment Effective Date to repay in full the Outstanding Loans (it being agreed that, solely for purposes of Section 2.11(a) of the Facility A Credit Agreement, no Loans will be deemed to be outstanding on the Extension Date occurring on July 1, 1997);

               (ii) the Borrower shall have paid all fees and other amounts accrued for the accounts of or otherwise owed to the Lenders as of the Amendment Effective Date, whether or not at the time due and payable, including, subject to Section 8 below, amounts owed under
               Section 2.15 by reason of the repayment of the Outstanding Loans referred to in paragraph (i) above;

               (iii) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, confirming (A) that the representations and warranties set forth in Article III of the Facility A Credit Agreement, as amended hereby, are true and correct in all material respects, with the same effect as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, and (B) that no Event of Default or Default has occurred and is continuing;

               (iv) the Administrative Agent shall have received certified copies of the resolutions of the Board of Directors of the Borrower approving or authorizing approval of the execution and delivery of this Amendment and the performance of the Facility A Credit Agreement as amended hereby;

               (v) the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the Amendment Effective Date,
               (A) as to the absence of amendments to the certificate of incorporation or the by-laws of the Borrower since July 31, 1995 (or, in the event there shall have been any such amendments, setting forth copies thereof certified by the Secretary of State of Delaware in the case of amendments to the certificate of incorporation and by the Secretary or an Assistant Secretary of the Borrower in the case of amendments to the by-laws), and
               (B) certifying the incumbency and signatures of the officer or officers of the Borrower signing this Amendment;

               (vi) the Administrative Agent shall have received a satisfactory and favorable written opinion of counsel for the Borrower, dated the Amendment Effective Date and addressed to the Lenders; and

               (vii) the Amendment Effective Date shall have occurred on or prior to June 30, 1997.

               SECTION 8. Special Provisions Regarding Interest Periods and Breakage. Notwithstanding any other provision of the Facility A Credit Agreement or the Facility B Credit Agreement, (a) the Borrowings referred to in Section 7(b)(i) (the "Effective Date Borrowings") will have Interest Periods ending on the same dates as the Interest Periods applicable to the Borrowings outstanding on the Amendment Effective Date immediately prior to the effectiveness of this Amend-ment (the "Outstanding Borrowings"), and the aggregate amount of such Effective Date Borrowings of each Interest Period will be equal to the amount of the Outstanding Borrowing with the corresponding Interest Period; (b) that portion of the Loans made by each Lender as part of the Effective Date Borrowings that does not exceed the Outstanding Loans of such respective Lenders will bear interest from and after the Amendment Effective Date at rates equal to the LIBO Rates used in determining the rates applicable to the corresponding Outstanding Borrowings plus the Applicable Margin from time to time in effect (giving effect to this Amendment); (c) all other Loans or portions of Loans made as part of the Effective Date Borrowings will bear interest from and after the Amendment Effective Date at rates equal to the applicable LIBO Rates two Business Days prior to the Amendment Effective Date plus the Applicable Margin from time to time in effect (giving effect to this Amendment); and (d) each Lender with a Commitment under the Facility A Credit Agreement on the date hereof that will continue to have a Commitment under the Facility A Credit Agreement after the Amendment Effective Date hereby waives any claims it might otherwise have under Section 2.15 of the Facility A Credit Agreement by reason of the repayment on the Amendment Effective Date of the Outstanding Borrowings to the extent that the Loans made by it on the Amendment Effective Date are at least equal to the Loans made by it that are repaid on the Amendment Effective Date.

               SECTION 9.  Agreement.  Except as specifically
          stated herein, the provisions of the Facility A Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Facility A Credit Agreement as amended hereby.

               SECTION 10.  Effect of Amendment.  Except as
          expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Facility A Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Facility A Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Facility A Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Facility A Credit Agreement specifically referred to herein.

               SECTION 11.  Applicable Law.  THIS AMENDMENT SHALL
          BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 12.  Counterparts.  This Amendment may be
          executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

               SECTION 13. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including, but not limited to, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


          KUHLMAN CORPORATION, as Borrower,

            by
                 /s/ Vernon J. Nagel
              --------------------------
              Name:  Vernon J. Nagel
              Title:  Executive Vice
                      President of Finance


          KUHLMAN ELECTRIC CORPORATION,
          COLEMAN CABLE SYSTEMS, INC.,
          TRANSPRO GROUP, INC.,
          SCHWITZER, INC.,
          SCHWITZER U.S. INC.,
          ASSOCIATED ENGINEERING COMPANY,
               and
          BARON WIRE & CABLE CORP., as Guarantors,

            by
                 /s/ Vernon J. Nagel
              --------------------------
              Name:  Vernon J. Nagel
              Title:  Vice President


          THE CHASE MANHATTAN BANK,
          individually and as Administrative Agent,

            by
                 /s/ Karen M. Sharf
              --------------------------
              Name:  Karen M. Sharf
              Title:  Vice President


          ABN AMRO BANK N.V., ATLANTA AGENCY,

            by
                 /s/ Steven Hipsman
              --------------------------
              Name:  Steven Hipsman
              Title:  Vice President

            by
                 /s/ Larry Kelley
              --------------------------
              Name:  Larry Kelley
              Title:  Group Vice President


          AMSOUTH BANK OF ALABAMA,

            by
                 /s/ Joseph P. Maxwell
              --------------------------
              Name:  Joseph P. Maxwell
              Title:  Banking Officer


          THE FIRST NATIONAL BANK OF BOSTON,

            by
                 /s/ Christopher Holtz
              --------------------------
              Name:  Christopher Holtz
              Title:  Vice President


          BANQUE PARIBAS, NEW YORK BRANCH,

            by
                 /s/ Duane Helkowski
              --------------------------
              Name:  Duane Helkowski
              Title:  Vice President


            by
                 /s/ John J. McCormick, III
              --------------------------
              Name:  John J. McCormick, III
              Title:  Vice President


          COMERICA BANK,

            by
                  /s/Kristine L. Andersen
              --------------------------
              Name:  Kristine L. Andersen
              Title:  Account Officer


          CREDIT LYONNAIS ATLANTA AGENCY,

            by
                 /s/ David M. Cawrse
              --------------------------
              Name:  David M. Cawrse
              Title:  First Vice President &
                      Manager


          FIRST UNION NATIONAL BANK OF GEORGIA, N.A.,

            by
                 /s/ Daniel Evans
              --------------------------
              Name:  Daniel Evans
              Title:  SVP


          FUJI BANK, LTD.,

            by
                 /s/ Toshiro Mitsui
              --------------------------
              Name:  Toshiro Mitsui
              Title:  Vice President and
                      Manager


          HARRIS TRUST AND SAVINGS BANK,

            by
                 /s/ Patrick J. McDonnell
              --------------------------
              Name:  Patrick J. McDonnell
              Title:  Vice President


          MELLON BANK, N.A.,

            by
                 /s/ Clifford A. Mull
              --------------------------
              Name:  Clifford A. Mull
              Title:  Assistant Vice
                      President


          PNC BANK, NATIONAL ASSOCIATION,

            by
                 /s/ Mark Rutherford
              --------------------------
              Name:  Mark Rutherford
              Title:  Vice President


          THE SUMITOMO BANK, LIMITED,

            by
                 /s/ Sybil H. Weldon
              --------------------------
              Name:  Sybil H. Weldon
              Title:   Vice President & Mgr.

            by
                 /s/ Roger Arsham
              --------------------------
              Name:  Roger Arsham
              Title:  Vice President


          SUNTRUST BANK, ATLANTA,

            by
                 /s/ Bradley J. Staples
              --------------------------
              Name:  Bradley J. Staples
              Title:  Assistant Vice
                      President

            by
                 /s/ David W. Penter
              --------------------------
              Name:  David W. Penter
              Title:  Group Vice President


          WACHOVIA BANK, N.A.,

            by
                 /s/ Russell W. Boozer
              --------------------------
              Name:  Russell W. Boozer
              Title:  Vice President